Exhibit 99.1




              SIMTEK REPORTS FOURTH QUARTER 2005 FINANCIAL RESULTS

COLORADO SPRINGS, Colorado - March 10, 2006, - Simtek Corporation (OTC Bulletin
Board: SRAM ), the inventor, pioneer, and world's leading supplier of advanced nonvolatile static random access memory (nvSRAM) products, today announced its financial results for the fourth quarter and year ended December 31, 2005.

Company highlights in the fourth quarter
o Revenue of $2.8 million, representing 16% growth over Q305 o Bookings of $3.6 million, resulting in a book to bill ratio of 1.29 o Raised $11.0 million in private placement for working capital and strategic acquisition o Acquisition of nvSRAM product line from ZMD o 0.25 micron product volume increased 27% over Q305 o Manufacturing cost reduced by 20% during the quarter o 0.8 micron (legacy) product volume increased 12% over Q305

Revenue for the fourth quarter of 2005 is $2.8 million, which compares to third quarter 2005 revenue of $2.4 million. Loss from continuing operations for the fourth quarter 2005 was $1.8 million or $.03 per share. In the fourth quarter of 2005, the Company incurred nearly $300 thousand of final development costs related to 0.25 micron products, in particular, the 256K "cut down" and 256K with real time clock. The company chose to complete revisions to the smaller 256K products once the qualification of the parent device, the 1 Megabit nvSRAM, was complete and design changes were validated.

Revenue for the twelve months ended December 31, 2005 is $10.4 million versus revenue of $13.1 million for the twelve months ended December 31, 2004. Loss from continuing operations for the twelve months is $7.5 million or $.11 per share, compared to $3.7 million or $.06 per share in 2004.

Net loss for the twelve months of 2005 is $5.8 million and includes the gain from the sale of Q-Dot compared to $3.7 million in 2004. Net loss per share for the twelve months is $.08 compared to net loss per common share of $.06 for the 12 months of 2004.

The book to bill ratio at 1.29, represents significant growth in demand for legacy and 1 Megabit products. The company is experiencing rapid growth in the RAID controller market. "Based on increasing demand from significant customers in the fourth quarter and continuing into the first quarter of 2006, the company is positioned well to sustain the growth rate that has been achieved over the last two quarters," stated Harold A. Blomquist, president, chairman, and chief executive officer of Simtek

Conference Call

Simtek management's teleconference will be webcast live at www.companyboardroom.com and at www.simtek.com and will be available thereafter on both websites for replay for 90 days, several hours after the completion of the call.

How to participate on the teleconference portion
Simtek Fourth-Quarter 2005 Results Teleconference
March 10, 10:00 a.m.  Eastern time, call  1-800-319-9003
  (U.S. toll-free number) or 719-457-2719 (local) and mention ID code: SRAM. The conference call will also be webcast live.


                      Rest of page left intentionally blank



                                                     SIMTEK CORPORATION
                                           CONDENSED CONSOLIDATED BALANCE SHEETS

                                                          ASSETS
                                                          ------
                                                       (Unaudited)

                                                                        December 31, 2005           December 31, 2004
                                                                        -----------------           -----------------
CURRENT ASSETS:

     Cash and cash equivalents                                             $  1,765,774                $  2,146,790
     Restricted investments                                                   2,281,400                          --
     Accounts receivable - trade, net                                         1,456,139                   2,439,135
     Inventory, net                                                           2,287,226                   1,869,842
     Prepaid expenses and other current assets                                   98,779                      85,221
     Deposits                                                                   600,000                          --
     Assets from discontinued operations                                             --                     554,996
                                                                           ------------                ------------
         Total current assets                                                 8,489,318                   7,095,984
EQUIPMENT AND FURNITURE, net                                                    570,522                     771,901
DEFERRED FINANCING COSTS                                                         58,087                      74,684
INTANGIBLE ASSETS                                                             9,685,416                          --
OTHER ASSETS                                                                     20,000                      33,250
                                                                           ------------                ------------
     TOTAL ASSETS                                                          $ 18,823,343                $  7,975,819
                                                                           ============                ============


                                              LIABILITES AND SHAREHOLDERS' EQUITY
                                              -----------------------------------

CURRENT LIABILITIES:
     Accounts payable                                                      $  2,821,849                $  2,054,337
     Accrued expenses                                                         1,419,703                     357,033
     Accrued vacation payable                                                   145,020                     159,690
     Accrued wages                                                               39,789                      29,975
     Obligation under capital leases                                             13,024                      47,310
     Liabilities of discontinued operations                                          --                     325,523
     Debentures, current                                                        239,940                          --
                                                                           ------------                ------------
         Total current liabilities                                            4,679,325                   2,973,868
DEBENTURES, NET OF CURRENT                                                    2,760,060                   3,000,000
OBLIGATIONS UNDER CAPITAL LEASES, NET OF CURRENT PORTION                             --                      13,024
                                                                           ------------                ------------
         Total liabilities                                                    7,439,385                   5,986,892
TEMPORARY EQUITY                                                              9,100,000                          --
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY:
     Preferred stock, $1.00 par value; 2,000,000 shares authorized,
         none issued                                                                 --                          --
     Common stock, $.01 par value; 300,000,000 shares authorized,
         146,920,823 and 146,910,823 shares issued and outstanding
         at December 31, 2005 and 62,881,679 and 62,871,679 shares
         issued and outstanding at December 31, 2004                            781,708                     628,817
     Additional paid-in capital                                              47,705,575                  41,778,120
     Treasury stock, at cost; 10,000 shares                                     (12,504)                    (12,504)
     Accumulated deficit                                                    (46,190,821)                (40,405,506)
                                                                           ------------                ------------
         Total shareholders' equity                                           2,283,958                   1,988,927
                                                                           ------------                ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                 $ 18,823,343                $  7,975,819
                                                                           ============                ============



                                                                3



                                                SIMTEK CORPORATION
                                    CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                    (Unaudited)


                                                                    Three Months Ended                        Year Ended
                                                                        December 31,                          December 31,
                                                              --------------------------------     ---------------------------------
                                                                  2005                2004              2005               2004
                                                              -------------      -------------     -------------       -------------
NET SALES                                                     $  2,793,652       $  4,025,244       $ 10,385,131       $ 13,092,441

     Cost of sales                                               2,101,228          2,698,589          7,590,866          9,139,617
                                                              ------------       ------------       ------------       ------------

GROSS MARGIN                                                       692,424          1,326,655          2,794,265          3,952,824

OPERATING EXPENSES:
     Research and development costs                              1,671,666            943,634          6,369,109          4,942,391
     Sales and marketing                                           328,309            447,061          1,492,838          1,608,441
     General and administrative                                    516,015            187,449          2,274,525            916,660
                                                              ------------       ------------       ------------       ------------

           Total operating expenses                              2,515,990          1,578,144         10,136,472          7,467,492
                                                              ------------       ------------       ------------       ------------

LOSS FROM CONTINUING OPERATIONS                                 (1,823,566)          (251,489)        (7,342,207)        (3,514,668)

OTHER INCOME (EXPENSE):
     Interest income                                                35,342              7,258             91,659             26,436
     Interest expense                                              (61,089)           (61,897)          (238,208)          (241,254)
     Other expense                                                      --                 --               (810)            (1,124)
                                                              ------------       ------------       ------------       ------------

           Total other income (expense)                            (25,747)           (54,639)          (147,359)          (215,942)
                                                              ------------       ------------       ------------       ------------

LOSS FROM CONTINUING OPERATIONS
     BEFORE PROVISION FOR INCOME TAXES                          (1,849,313)          (306,128)        (7,489,566)        (3,730,610)

     Provision for income taxes                                         --                 --                 --                 --
                                                              ------------       ------------       ------------       ------------

LOSS FROM CONTINUING OPERATIONS                                 (1,849,313)          (306,128)        (7,489,566)        (3,730,610)

INCOME (LOSS) FROM DISCONTINUED OPERATIONS
     (including gain on disposal of $1,689,208)                     (1,804)            14,671          1,704,251             60,256
                                                              ------------       ------------       ------------       ------------

NET LOSS                                                      $ (1,851,117)      $   (291,457)      $ (5,785,315)      $  3,670,354)
                                                              ============       ============       ============       ============
NET LOSS PER COMMON SHARE:
     Basic and diluted
     Loss from continuing operations                          $       (.03)      $       (.01)      $       (.11)      $       (.06)
     Income from discontinued operations                                00                .00                .03               (.00)
                                                              ------------       ------------       ------------       ------------
     Total                                                    $       (.03)      $       (.01)      $       (.08)      $       (.06)
                                                              ============       ============       ============       ============

WEIGHTED AVERAGE COMMON SHARES
 OUTSTANDING:
     Basic and diluted                                          73,010,654         54,666,967         68,613,090         58,586,411
                                                              ============       ============       ============       ============


                                                                               4

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements predicting Simtek's future growth. These forward-looking statements are inherently difficult to predict and involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to, projections of future performance including predictions of future profitability and expectations of the business environment in which Simtek operates. For a detailed discussion of these and other risk factors, please refer to Simtek's filings with the Securities and Exchange Commission (SEC), including its Annual Report on Form 10-KSB and subsequent Form 10-Q and Form 8-K filings.

SOURCE:  Simtek Corporation

IR Contact:
Sheldon Lutch
Fusion IR & Communications
212-268-1816
sheldon@fusionir.com

Company Contact:
Brian Alleman
719-590-6548
mailto:info@simtek.com




























                                       5